UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2023

Date of reporting period:	March 1, 2022 – February 28, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Floating Rate Income Fund

Annual report
2 | 28 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 23

Message from the Trustees

April 5, 2023

Dear Fellow Shareholder:

In the first few months of 2023, we have seen continued U.S. economic growth, a strong jobs market, and persistent inflation. Stocks and bonds rallied in January but pulled back when reports of rising prices caused concern that the U.S. Federal Reserve would raise interest rates more than expected. Generally speaking, the Fed wants to slow economic activity to ease price pressures, but without causing a recession.

While Putnam’s investment teams are aware of the Fed’s balancing act, they remain focused on analyzing companies and individual securities. They see the potential risks in today’s economic environment but also monitor how businesses adjust and strive to perform well, even in an uncertain economy. Their insights help them carefully select securities and build portfolios to pursue returns for you.

Thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund’s managers each have more than 30 years of investment experience.

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/23. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Floating Rate Income Fund

Rob, please describe investing conditions during the reporting period.

Volatility was a major constant across fixed income markets. Macro-driven headwinds, including high inflation, rising interest rates, geopolitical turmoil, and recessionary fears weighed on investor sentiment.

To help tame multidecade-high inflation, the U.S. Federal Reserve raised interest rates for the first time since 2018, adding 0.25% to borrowing costs in March 2022. As rates moved higher, demand for floating-rate debt increased. Floating-rate bank loans have adjustable rates. As rates increase, they generate higher interest income, and this helps to keep bond prices stable. In contrast, yields on fixed-rate bonds decline and their prices fall as interest rates move higher.

In May 2022, the loan market declined sharply amid mounting concerns about the ability of corporations and consumers to withstand rising inflation, higher interest rates, and tighter monetary policy. Against this backdrop, loan funds [mutual funds and exchange-traded funds] experienced their first outflows in 18 months.

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

In June, the Fed began to raise interest rates more aggressively. Investors shifted their focus to slowing economic growth and the likelihood of a recession. Heavy withdrawals from loan funds continued. Concerns about growth also fueled a moderate dispersion across industry groups, with sectors such as housing, consumer products, and telecommunications lagging.

Loans rallied in July and August. Expectations for a shallower Fed tightening cycle, positive corporate earnings results, decade-low supply, and steady demand from collateralized loan obligations [CLOs] boosted loan markets. [CLOs bundle corporate loans and sell slices of the debt to institutional investors.]

Bonds began to rally in early November following a Consumer Price Index report that showed a slight decline in the pace of inflation. After four consecutive rate hikes of 0.75% from June to November, the Fed pared back the size of its rate hike in December to 0.50%. The Fed signaled it would consider further reductions of rates in the new year. The Fed’s final rate hike of the period was 0.25% in February 2023. Investor sentiment became less risk averse.

Floating rate loans outperformed other fixed income markets for the period. The Morningstar LSTA US Leveraged Loan Index, the fund’s benchmark, returned 2.62% for the period. The Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, returned –9.72%, while the JPMorgan Developed High Yield Index, a measure of high-yield bonds, returned –4.98%.

How did the fund perform for the reporting period?

The fund returned 1.78%, trailing its benchmark index. The fund outperformed the median of its Lipper peer group, Loan Participation Funds, which was 1.28% for the period.

What factors had the biggest influence on the fund’s performance relative to the benchmark for the reporting period?

Our credit selection decisions were most additive to fund performance as loan price dispersion increased over the period. [Loan price dispersion is calculated as one standard deviation of loan prices in the Morningstar LSTA US Leveraged Loan Index divided by the index level.]

The fund’s exposure to high-yield corporate bonds detracted from fund performance. Our team selectively increased our exposure as yields widened. We based this decision on the attractiveness of relative value opportunities between high-yield bonds and loans. However, a decline in bond prices offset the changes in loan prices during the period. Going forward, we believe this tactical trading will be beneficial as spreads continue to tighten.

How did you use derivatives during the reporting period?

Our limited use of derivatives entailed a position in credit default swaps, which we used to help hedge the fund’s credit and market risks and gain liquid exposure to individual names.

What is the team’s outlook for the bank loan market?

We expect loan price dispersion to remain high, creating more opportunities for our active, credit-driven strategies.

Loan price dispersion hit 13% at the end of calendar 2022, its highest reading since the onset of Covid-19 in the second quarter of calendar 2020. Yet, there were no defaults in the fourth quarter of calendar 2022. We believe the U.S. leveraged loan market may be at, or very close to, a price dispersion

Floating Rate Income Fund 7

inflection point when loan prices will begin a sustained recovery.

Floating rate loans have benefited from a sharp rise in money market rates over the last six months. As of February 28, 2023, the yield on the Morningstar LSTA US Leverage Loan Index rose to 9.97%. Given this trend, we expect the leveraged loan market to generate returns above their long-term annual average in calendar 2023. In this environment, prudent credit selection will be an important driver of alpha.

Corporate fundamentals were satisfactory as of the fourth quarter of calendar 2022. However, most non-investment-grade issuers continue to be challenged by inflationary pricing and a more discerning consumer, which has squeezed profit margins.

More broadly, we expect volatility to continue across fixed income markets given macro-driven risks, including a further tightening of monetary policy, ongoing geopolitical turmoil, and the impact of higher interest rates on all debt market activity.

How is the portfolio positioned as of March 1, 2023?

During the reporting period, the fund was well diversified across issuers and industries. The fund’s largest industry exposure was technology, which was held at a roughly equal weight to the benchmark.

In our positioning across credit quality tiers, fundamental research plays a key role. Our credit analysts are sector specialists. They cover the full ratings spectrum, from investment-grade to lower-quality, more speculative issuers. Relative to the benchmark, the fund is positioned overweight to BB-rated issuers. Our analysts are finding what they believe are the best relative values in this cohort.

The fund also opportunistically invests in corporate bonds, predominantly high-yield securities, when we believe attractive relative value opportunities exist in the sector. Given the significant spread widening in high-yield corporate credit in calendar 2022, we have added to our position in high-yield bonds. As of period-end, the fund is 84%

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

invested in leveraged loans and about 9% in high-yield bonds.

We continue to actively diversify the fund through security selection. We manage portfolio liquidity by appropriately sizing positions and by maintaining a modest cash allocation. As of period-end, the fund’s cash position was roughly 6%.

Thanks for your time and for bringing us up to date, Rob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 2/28/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (8/4/04)
Before sales charge	3.25%	2.72%	2.24%	2.09%	1.78%
After sales charge	3.12	2.48	1.77	1.32	–0.51
Class B (9/7/04)
Before CDSC	3.03	2.55	2.05	1.93	1.70
After CDSC	3.03	2.55	2.05	1.93	0.73
Class C (9/7/04)
Before CDSC	2.91	2.11	1.49	1.37	1.14
After CDSC	2.91	2.11	1.49	1.37	0.17
Class R (9/7/04)
Net asset value	2.99	2.46	2.00	1.84	1.65
Class R6 (5/22/18)
Net asset value	3.51	3.01	2.57	2.43	2.23
Class Y (10/4/05)
Net asset value	3.49	2.98	2.49	2.35	2.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Floating Rate Income Fund

Comparative annualized index returns For periods ended 2/28/23

	Life of fund	10 years	5 years	3 years	1 year
Morningstar LSTA US
Leveraged Loan Index*	4.53%	3.85%	3.70%	3.86%	2.62%
Lipper Loan Participation
Funds category median†	3.55	2.93	2.44	2.49	1.28

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/23, there were 240, 227, 217, 152, and 26 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,867 and $12,326, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $12,752, $13,456, and $13,409, respectively.

Floating Rate Income Fund 11

Fund price and distribution information For the 12-month period ended 2/28/23

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.420616		$0.404648	$0.361239	$0.400783	$0.446181	$0.440682
Capital gains	—		—	—	—	—	—
Total	$0.420616		$0.404648	$0.361239	$0.400783	$0.446181	$0.440682
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/28/22	$8.18	$8.37	$8.17	$8.17	$8.17	$8.18	$8.19
2/28/23	7.89	8.07	7.89	7.89	7.89	7.90	7.90
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	8.70%	8.50%	8.48%	7.88%	8.42%	9.05%	8.97%
Current 30-day
SEC yield[2]	N/A	7.38	7.34	6.77	7.30	7.89	7.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (8/4/04)
Before sales charge	3.24%	2.64%	2.21%	6.03%	2.08%
After sales charge	3.12	2.41	1.74	5.23	–0.21
Class B (9/7/04)
Before CDSC	3.02	2.48	2.00	5.78	1.87
After CDSC	3.02	2.48	2.00	5.78	0.91
Class C (9/7/04)
Before CDSC	2.90	2.03	1.44	5.20	1.31
After CDSC	2.90	2.03	1.44	5.20	0.35
Class R (9/7/04)
Net asset value	2.98	2.37	1.93	5.72	1.70
Class R6 (5/22/18)
Net asset value	3.50	2.93	2.52	6.34	2.29
Class Y (10/4/05)
Net asset value	3.48	2.89	2.44	6.25	2.22

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Floating Rate Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/22	1.00%	1.20%	1.75%	1.25%	0.68%	0.75%
Annualized expense ratio for the
six-month period ended 2/28/23*	1.04%	1.24%	1.79%	1.29%	0.71%	0.79%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/22 to 2/28/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.25	$6.26	$9.03	$6.51	$3.59	$3.99
Ending value (after expenses)	$1,037.40	$1,036.40	$1,034.80	$1,036.10	$1,039.10	$1,038.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Floating Rate Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/23, use the following calculation method. To find the value of your investment on 9/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.21	$6.21	$8.95	$6.46	$3.56	$3.96
Ending value (after expenses)	$1,019.64	$1,018.65	$1,015.92	$1,018.40	$1,021.27	$1,020.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

14 Floating Rate Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Floating Rate Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morningstar® LSTA® US Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500® Index is an unmanaged index of common stock performance.

16 Floating Rate Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Floating Rate Income Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2023, Putnam employees had approximately $450,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Floating Rate Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Floating Rate Income Fund 19

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Floating Rate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Fund Trust and Shareholders of
Putnam Floating Rate Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Floating Rate Income Fund (one of the funds constituting Putnam Fund Trust, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the three years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 8, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 5, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Floating Rate Income Fund 21

The fund’s portfolio 2/28/23

SENIOR LOANS (84.1%)*c	Principal amount	Value
Advertising and marketing services (1.0%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 8/21/26	$2,372,775	$2,244,241
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 12/17/26	1,607,110	1,507,469
		3,751,710
Automotive (0.5%)
Rough Country, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 7/29/28	1,955,000	1,825,970
		1,825,970
Basic materials (9.0%)
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 7.506%, 12/7/29	405,000	406,446
BWAY Holding Co. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 8.561%, 8/15/26	1,885,000	1,866,489
Core & Main LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.50%), 7.273%, 6/10/28	1,476,266	1,467,497
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 3.50%), 8.218%, 11/23/27	2,109,955	1,927,972
Diamond BC BV bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 7.575%, 9/14/28	1,980,000	1,944,518
GEON Performance Solutions, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.50%), 9.23%, 8/20/28	987,500	982,256
Herens US Holdco Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 4/30/28	2,141,287	2,021,225
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 10.129%, 2/4/26	1,493,257	1,372,871
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.232%, 9/30/28	23,820	23,185
Messer Industries USA, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.50%), 7.23%, 3/2/26	2,188,894	2,180,423
Olympus Water US Holding Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.50%, 9/21/28	1,478,785	1,447,020
PMHC II, Inc. bank term loan FRN (CME TERM SOFR 3 Month + 4.25%), 9.076%, 4/21/29	1,496,250	1,283,184
Pregis TopCo, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 8.385%, 8/1/26	1,481,250	1,461,342
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 7.635%, 6/11/28	992,500	987,915
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.63%), 6.696%, 2/1/27	1,520,215	1,505,393
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 8.825%, 3/16/27	2,132,786	2,074,796
Smyrna Ready Mix Concrete, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 8.968%, 3/24/29	995,000	990,025
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.00%), 7.526%, 10/1/25	1,137,316	1,129,355

22 Floating Rate Income Fund

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Basic materials cont.
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.00%), 7.819%, 5/29/26	$3,028,594	$2,979,379
TMS International Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.75%), 9.368%, 2/24/30	1,000,000	972,500
Tronox Finance, LLC bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.25%), 7.83%, 4/4/29	992,500	985,056
W.R. Grace Holdings, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.50%, 9/22/28	994,975	988,219
Watlow Electric Manufacturing, Co. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 8.688%, 3/2/28	2,466,099	2,427,061
		33,424,127
Broadcasting (1.3%)
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.75%), 8.324%, 3/1/25	953,891	949,522
Diamond Sports Group, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 8.026%, 8/24/26	1,429,482	161,932
Entercom Media Corp. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 2.50%), 7.135%, 11/17/24	1,284,716	832,393
iHeartCommunications, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 7.635%, 5/1/26	1,472,582	1,424,723
Univision Communications, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 3/24/26	1,583,420	1,570,451
		4,939,021
Building materials (5.3%)
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 8.368%, 10/19/27	2,350,706	2,311,826
Chariot Buyer, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 3.25%), 7.885%, 10/22/28	2,970,000	2,857,704
Cornerstone Building Brands, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 7.838%, 4/12/28	2,888,057	2,666,947
CPG International, LLC bank term loan FRN Ser. B, (CME TERM SOFR 6 Month + 2.50%), 7.218%, 4/28/29	2,493,750	2,477,117
LBM Acquisition, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.385%, 12/17/27	2,787,929	2,543,121
MI Windows And Doors, Inc. bank term loan FRN Ser. B, (US SOFR + 3.50%), 8.218%, 12/18/27	1,984,962	1,969,242
Park River Holdings, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 8.004%, 12/28/27	982,490	900,620
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 12.75%, 2/28/26	1,427,000	456,640
SRS Distribution, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.135%, 5/20/28	1,979,899	1,913,395
Werner Finco LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 7/24/24	1,591,726	1,480,305
		19,576,917
Capital goods (7.9%)
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 4/1/28	2,597,073	2,593,826
American Trailer World Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.468%, 3/3/28	1,360,850	1,197,969

Floating Rate Income Fund 23

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Capital goods cont.
Chart Industries, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.033%, 12/8/29	$2,023,000	$2,019,217
Clarios Global LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 4/30/26	2,579,175	2,563,468
Filtration Group Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 8.135%, 10/19/28	2,476,193	2,435,955
Graham Packaging Co., Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 7.635%, 8/4/27	1,636,279	1,626,052
Granite US Holdings Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 4.00%), 8.75%, 9/30/26	1,412,290	1,407,883
Harsco Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 6.982%, 3/5/28	1,970,000	1,899,198
MajorDrive Holdings IV, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.962%, 6/1/28	2,620,100	2,526,982
OT Merger Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 10/15/28	985,916	821,021
Patriot Container Corp. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.75%), 8.468%, 3/20/25	484,733	453,148
Pro Mach Group, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 8.635%, 8/13/28	2,970,838	2,959,697
Reynolds Group Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 9/20/28	992,487	986,910
Staples, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 9.814%, 4/9/26	1,001,588	926,019
TransDigm, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 7.825%, 8/13/28	1,730,402	1,725,003
Vertiv Group Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 7.324%, 3/2/27	3,189,470	3,148,103
		29,290,451
Commercial and consumer services (2.3%)
Allied Universal Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.468%, 5/5/28	1,979,962	1,905,179
Garda World Security Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 8.85%, 10/30/26	3,114,604	3,102,914
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 9.735%, 4/11/29	2,840,000	2,605,700
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 9.718%, 6/30/28	997,500	912,713
		8,526,506
Communication services (3.7%)
Asurion, LLC bank term loan FRN Ser. B8, (ICE LIBOR USD 1 Month + 3.25%), 7.885%, 12/23/26	2,404,189	2,284,845
Cogeco Financing 2 LP bank term loan FRN (ICE LIBOR USD 3 Month + 2.50%), 7.135%, 7/28/28	1,765,376	1,736,371
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 9.635%, 7/22/27	3,106,250	3,017,660
First Opportunity Fund, Ltd. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.401%, 7/20/28	1,975,000	1,944,151
Frontier Communications Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.50%, 10/8/27	2,266,168	2,211,282

24 Floating Rate Income Fund

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Communication services cont.
SFR Group SA bank term loan FRN Ser. B11, (ICE LIBOR USD 3 Month + 2.75%), 7.575%, 7/31/25	$1,557,140	$1,534,764
Viasat, Inc. bank term loan FRN Class B, (CME Term SOFR 3 Month Plus CSA + 4.50%), 9.232%, 2/24/29	997,494	983,569
		13,712,642
Communications equipment (0.4%)
CommScope, Inc. bank term loan FRN Ser. B2, (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 2/7/26	1,498,534	1,452,829
		1,452,829
Computers (4.2%)
Atlas CC Acquisition Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 9.402%, 4/29/28	1,637,042	1,428,909
Atlas CC Acquisition Corp. bank term loan FRN Ser. C, (ICE LIBOR USD 3 Month + 4.25%), 9.203%, 4/29/28	332,958	290,626
Central Parent, Inc. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 4.50%), 9.08%, 7/6/29	1,000,000	996,150
Condor Merger Sub, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.75%), 8.515%, 2/2/29	2,487,500	2,328,922
ConnectWise, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.135%, 9/30/28	990,000	938,649
Ivanti Software, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 9.212%, 12/1/27	1,975,075	1,659,419
Liftoff Mobile, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.385%, 9/30/28	1,975,000	1,422,000
RealPage, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.00%), 7.635%, 4/22/28	2,984,887	2,887,132
Xperi Holding Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.135%, 6/8/28	1,726,543	1,699,022
ZoomInfo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 7.314%, 2/1/30	2,000,000	2,002,500
		15,653,329
Consumer staples (3.9%)
AG Group Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 8.705%, 12/29/28	992,500	980,094
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 10.385%, 11/18/29	1,220,000	1,057,594
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 8.117%, 11/18/28	2,002,331	1,876,905
Bengal Debt Merger Sub, LLC bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.25%), 7.93%, 1/24/29	1,990,000	1,804,273
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 9.065%, 6/21/24	2,354,239	2,220,824
Hertz Corp. (The) bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.89%, 6/30/28	1,657,605	1,646,831
Hertz Corp. (The) bank term loan FRN Ser. C, (ICE LIBOR USD 1 Month + 3.25%), 7.89%, 6/30/28	317,152	315,091
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 7.687%, 12/15/27	2,000,000	1,972,500
Journey Personal Care Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 8.98%, 2/19/28	—	—

Floating Rate Income Fund 25

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Consumer staples cont.
Naked Juice, LLC bank term loan FRN (CME TERM SOFR 3 Month + 6.00%), 10.68%, 1/24/30	$500,000	$380,000
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 4.25%), 8.885%, 12/17/28	2,655,669	2,252,113
		14,506,225
Electronics (1.0%)
Mirion Technologies US, Inc. bank term loan FRN (ICE LIBOR USD 6 Month + 2.75%), 7.48%, 10/20/28	1,980,000	1,963,507
Vision Solutions, Inc. bank term loan FRN (US SOFR + 4.00%), 8.818%, 4/24/28	1,865,278	1,694,605
		3,658,112
Energy (4.1%)
BCP Renaissance Parent, LLC bank term loan FRN Ser. B3, (ICE LIBOR USD 3 Month + 3.50%), 8.118%, 10/31/26	1,616,659	1,610,257
ChampionX Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 7.917%, 5/13/29	997,500	993,450
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.377%, 5/27/28	2,940,225	2,933,198
GIP II Blue Holding LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.50%), 9.23%, 9/22/28	1,926,806	1,918,540
M6 ETX Holdings II MidCo, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.158%, 8/12/29	1,496,250	1,488,140
Medallion Midland Acquisition LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 8.592%, 10/18/28	1,984,962	1,978,769
Oryx Midstream Services Permian Basin, LLC bank term loan FRN (CME TERM SOFR 3 Month + 3.25%), 7.932%, 9/29/28	2,451,306	2,434,955
Prairie ECI Acquiror LP bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 9.385%, 3/11/26	2,000,000	1,969,160
		15,326,469
Entertainment (0.9%)
Allen Media, LLC bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 5.50%), 10.23%, 2/10/27	1,477,234	1,226,843
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.00%), 7.573%, 4/22/26	3,107,845	1,938,829
		3,165,672
Financials (5.2%)
Advisor Group Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.50%), 9.135%, 7/31/26	2,691,443	2,686,195
Alliant Holdings Intermediate, LLC bank term loan FRN Ser. B5, (CME Term SOFR 1 Month + 3.50%), 8.06%, 2/8/27	919,064	906,427
AmWINS Group, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 6.634%, 2/19/28	—	—
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.135%, 3/11/28	1,424,625	1,346,271
Aretec Group, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 8.811%, 10/1/25	1,587,424	1,563,612
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 8.885%, 11/28/25	2,092,565	2,051,153
CoreLogic, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.188%, 4/14/28	1,500,000	1,282,125

26 Floating Rate Income Fund

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Financials cont.
Diebold Nixdorf Holding Germany, Inc. & Co. KGaA bank term loan FRN (CME Term SOFR 1 Month + 6.40%), 11.061%, 7/15/25	$1,500,000	$1,561,245
Forest City Enterprises LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.135%, 12/7/25	1,776,228	1,647,825
Greystone Select Financial, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 9.798%, 5/6/28	1,467,692	1,416,323
HUB International, Ltd. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 7.817%, 4/25/25	2,405,057	2,397,121
USI, Inc./NY bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 8.33%, 11/16/29	2,402,235	2,395,221
		19,253,518
Gaming and lottery (4.1%)
Bally’s Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.851%, 8/6/28	2,475,000	2,355,730
Caesars Entertainment, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 7.968%, 1/25/30	2,000,000	1,995,280
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 8.618%, 1/12/29	2,236,637	2,173,743
Light & Wonder, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 7.662%, 4/7/29	2,487,500	2,475,063
Raptor Acquisition Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.753%, 11/1/26	1,492,500	1,487,843
Scientific Games Holdings LP bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.50%), 8.103%, 4/4/29	2,992,500	2,939,652
Stars Group Holdings BV bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 6.98%, 7/21/26	1,906,425	1,903,184
		15,330,495
Health care (8.1%)
athenahealth, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.50%), 8.061%, 1/27/29	1,701,594	1,569,721
athenahealth, Inc. bank term loan FRN Ser. DD, (CME Term SOFR 3 Month Plus CSA + 3.50%), 4.64%, 1/27/29 U	289,855	267,391
Azalea TopCo, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.75%), 8.468%, 7/25/26	496,250	464,614
Bausch + Lomb Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 7.842%, 5/5/27	995,000	971,906
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 5.25%), 9.914%, 1/27/27	975,000	767,150
Covetrus, Inc. bank term loan FRN (CME TERM SOFR 3 Month + 5.00%), 9.58%, 10/13/29	1,000,000	941,460
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 6.412%, 2/4/27	1,856,421	1,816,638
Envision Healthcare Corp. bank term loan FRN (US SOFR + 4.25%), 8.83%, 3/31/27	782,724	302,820
Envision Healthcare Corp. bank term loan FRN (CME TERM SOFR 3 Month + 3.75%), 8.33%, 3/31/27	1,916,456	344,962
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 8.83%, 10/2/25	570,005	450,304
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.00%), 6.635%, 11/15/27	2,300,151	2,239,772

Floating Rate Income Fund 27

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Health care cont.
Icon Luxembourg SARL bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 7.00%, 7/1/28	$1,097,708	$1,095,930
Indigo Merger Sub, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 7.00%, 7/1/28	273,495	273,052
Insulet Corp. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.25%), 7.982%, 5/4/28	1,970,000	1,965,075
Jazz Financing Lux SARL bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.50%), 8.135%, 5/5/28	2,531,444	2,526,482
Mozart Borrower LP bank term loan FRN (ICE LIBOR USD 1 Month + 3.25%), 7.885%, 9/30/28	2,977,500	2,868,315
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 10.375%, 4/22/27	1,368,430	1,127,245
Organon & Co. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 7.75%, 4/8/28	2,792,500	2,757,594
Perrigo Investments, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 7.218%, 4/5/29	995,000	995,000
Phoenix Newco, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 8/11/28	2,977,500	2,913,484
Physician Partners, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 4.00%), 8.718%, 2/1/29	496,250	475,159
Surgery Center Holdings, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 3.75%), 8.36%, 8/31/26	2,834,519	2,811,304
		29,945,378
Household furniture and appliances (1.3%)
Hunter Douglas, Inc. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 3.50%), 8.373%, 2/25/29	2,985,000	2,732,350
Osmosis Debt Merger Sub, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 8.473%, 7/30/28	1,990,000	1,911,116
		4,643,466
Lodging/Tourism (0.5%)
Carnival Corp. bank term loan FRN (ICE LIBOR USD 6 Month + 3.25%), 7.885%, 10/18/28	1,980,000	1,918,125
		1,918,125
Publishing (1.2%)
Cengage Learning, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.75%), 9.88%, 6/29/26	2,199,936	2,074,936
Mav Acquisition Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 9.822%, 7/30/28	2,466,269	2,365,152
		4,440,088
Retail (3.1%)
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.05%, 2/20/29	1,268,813	1,264,587
Great Outdoors Group, LLC bank term loan FRN Ser. B1, (ICE LIBOR USD 1 Month + 3.75%), 8.385%, 3/5/28	2,948,972	2,901,965
Mattress Firm, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 8.44%, 9/21/28	2,000,000	1,882,500
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 8.80%, 4/15/28	1,060,000	968,575

28 Floating Rate Income Fund

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Retail cont.
Petco Health & Wellness Co., Inc. bank term loan FRN (CME TERM SOFR 3 Month + 3.25%), 7.976%, 3/4/28	$1,965,000	$1,942,894
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.468%, 1/29/28	2,561,000	2,551,934
		11,512,455
Semiconductor (1.0%)
Altar Bidco, Inc. bank term loan FRN (CME TERM SOFR 6 Month + 5.60%), 10.512%, 2/1/30	1,872,500	1,636,097
Altar Bidco, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.10%), 6.608%, 11/17/28	1,990,000	1,925,325
		3,561,422
Software (5.7%)
AppLovin Corp. bank term loan FRN (CME TERM SOFR 3 Month + 3.10%), 7.693%, 10/25/28	1,630,393	1,612,051
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.385%, 10/2/25	2,398,583	2,366,251
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 7.75%), 12.385%, 7/30/28	855,000	850,725
Epicor Software Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 7/30/27	1,841,277	1,801,966
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.635%, 12/1/27	2,499,000	2,474,010
IGT Holding IV AB bank term loan FRN (ICE LIBOR USD 3 Month + 3.65%), 8.38%, 3/31/28	2,996,625	2,956,680
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 6/3/28	2,256,413	2,084,045
Quasar Intermediate Holdings, Ltd. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 4.25%), 9.076%, 2/1/29	995,000	853,770
TIBCO Software, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.18%, 3/30/29	2,159,000	1,999,558
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 5.25%), 10.032%, 5/3/27	995,000	965,976
UKG, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 8.575%, 4/5/26	1,935,000	1,907,194
UKG, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 8.032%, 5/3/26	1,347,663	1,319,362
		21,191,588
Technology services (5.1%)
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.30%, 10/16/27	2,263,809	2,233,383
Arches Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 7.968%, 12/6/27	2,784,163	2,617,114
GoDaddy Operating Co., LLC bank term loan FRN (ICE LIBOR USD 1 Month + 2.00%), 6.635%, 8/10/27	1,597,725	1,589,944
Ingram Micro, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 4/1/28	1,970,000	1,957,688
MH Sub I, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 3.75%), 8.385%, 9/15/24	2,073,418	2,056,022
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 10.885%, 8/31/29	995,000	955,200
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.885%, 6/9/28	2,679,910	2,601,014

Floating Rate Income Fund 29

SENIOR LOANS (84.1%)*c cont.	Principal amount	Value
Technology services cont.
Star Merger Sub, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.867%, 2/1/26	$1,839,670	$1,834,077
Tempo Acquisition, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.00%), 7.618%, 8/31/28	2,562,460	2,557,669
Tenable, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 2.75%), 7.575%, 7/7/28	495,000	490,461
		18,892,572
Textiles (0.4%)
Hanesbrands, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.312%, 2/14/30	1,505,000	1,503,119
		1,503,119
Transportation (2.1%)
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 9.558%, 4/20/28	2,295,000	2,348,726
Einstein Merger Sub, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 8.135%, 11/4/28	1,488,750	1,437,582
KKR Apple Bidco, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 10.385%, 9/23/29	750,000	730,125
Skymiles IP, Ltd. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 8.558%, 9/16/27	950,000	982,661
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.568%, 4/21/28	2,313,738	2,306,519
		7,805,613
Utilities and power (0.8%)
Calpine Construction Finance Co. LP bank term loan FRN (ICE LIBOR USD 3 Month + 2.00%), 6.635%, 1/15/25	1,532,445	1,529,472
Pacific Gas & Electric Co. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 7.688%, 6/23/25	1,462,500	1,455,188
		2,984,660
Total senior loans (cost $324,306,798)		$311,792,479

CORPORATE BONDS AND NOTES (8.5%)*	Principal amount	Value
Basic materials (1.2%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	$1,000,000	$992,588
Cheever Escrow Issuer, LLC 144A sr. notes 7.125%, 10/1/27	1,000,000	960,000
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	1,100,000	1,049,472
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	1,000,000	881,439
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	785,000	721,329
		4,604,828
Capital goods (1.5%)
Adient Global Holdings, Ltd. 144A sr. notes 7.00%, 4/15/28	395,000	395,000
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	1,000,000	962,500
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	616,000	548,240
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,745,000	1,721,872

30 Floating Rate Income Fund

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Capital goods cont.
Trivium Packaging Finance BV 144A company guaranty sr. notes 5.50%, 8/15/26 (Netherlands)	$1,000,000	$945,000
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 6/15/25	1,000,000	1,009,066
		5,581,678
Communication services (0.7%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	2,250,000	2,171,250
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	660,000	512,325
		2,683,575
Conglomerates (0.3%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.099%, perpetual maturity	1,000,000	998,680
		998,680
Consumer cyclicals (2.0%)
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	750,000	498,750
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	1,010,000	1,008,313
Carnival Corp. 144A notes 10.50%, 2/1/26	1,000,000	1,034,978
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	1,000,000	942,480
MGM Resorts International company guaranty sr. unsec. notes 6.00%, 3/15/23	770,000	770,000
Sabre GLBL, Inc. 144A company guaranty sr. notes 7.375%, 9/1/25	1,000,000	936,017
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	740,000	547,600
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	721,000	666,082
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	1,000,000	949,380
		7,353,600
Energy (0.6%)
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	1,000,000	973,170
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25	1,300,000	1,250,203
		2,223,373
Financials (1.0%)
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	1,000,000	965,379
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	750,000	720,000
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	1,200,000	1,215,108
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	1,000,000	972,110
		3,872,597
Health care (0.4%)
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	1,000,000	940,130
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	371,000	364,971
		1,305,101

Floating Rate Income Fund 31

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Utilities and power (0.8%)
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	$1,000,000	$884,214
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,000,000	958,456
Vistra Operations Co., LLC 144A company guaranty sr. notes 5.125%, 5/13/25	1,000,000	971,510
		2,814,180
Total corporate bonds and notes (cost $32,767,027)		$31,437,612

COMMON STOCKS (—%)*	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) †	113,884	$130,967
Total common stocks (cost $142,355)		$130,967

SHORT-TERM INVESTMENTS (9.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 4.72% L	Shares	33,906,849	$33,906,849
U.S. Treasury Bills 4.595%, 3/28/23 §		$600,000	597,967
U.S. Treasury Bills 4.480%, 3/9/23 §		291,000	290,710
U.S. Treasury Bills 4.534%, 3/2/23		100,000	99,988
Total short-term investments (cost $34,895,528)			$34,895,514

TOTAL INVESTMENTS
Total investments (cost $392,111,708)	$378,256,572

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2022 through February 28, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $370,752,546.
†	This security is non-income-producing.
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $872,598 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

32 Floating Rate Income Fund

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 8).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 2/28/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 39 Index	B+/P	$330,291	$9,000,000	$126,900	12/20/27	500 bp — Quarterly	$545,941
Total	$330,291		$545,941
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Floating Rate Income Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Utilities and power	$—	$130,967	$—
Total common stocks	—	130,967	—
Corporate bonds and notes	—	31,437,612	—
Senior loans	—	311,792,479	—
Short-term investments	—	34,895,514	—
Totals by level	$—	$378,256,572	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$215,650	$—
Totals by level	$—	$215,650	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

Statement of assets and liabilities 2/28/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $358,204,859)	$344,349,723
Affiliated issuers (identified cost $33,906,849) (Note 5)	33,906,849
Cash	4,003,543
Interest and other receivables	2,182,697
Receivable for shares of the fund sold	365,069
Receivable for investments sold	6,051,409
Prepaid assets	45,193
Total assets	390,904,483

LIABILITIES
Payable for investments purchased	17,997,293
Payable for purchases of delayed delivery securities (Notes 1 and 8)	217,391
Payable for shares of the fund repurchased	1,095,662
Payable for compensation of Manager (Note 2)	160,057
Payable for custodian fees (Note 2)	7,003
Payable for investor servicing fees (Note 2)	81,133
Payable for Trustee compensation and expenses (Note 2)	94,630
Payable for administrative services (Note 2)	1,563
Payable for distribution fees (Note 2)	101,990
Payable for variation margin on centrally cleared swap contracts (Note 1)	15,489
Distributions payable to shareholders	244,776
Other accrued expenses	134,950
Total liabilities	20,151,937

Net assets	$370,752,546

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$460,627,922
Total distributable earnings (Note 1)	(89,875,376)
Total — Representing net assets applicable to capital shares outstanding	$370,752,546

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($205,017,972 divided by 25,968,572 shares)	$7.89
Offering price per class A share (100/97.75 of $7.89)*	$8.07
Net asset value and offering price per class B share ($847,433 divided by 107,401 shares)**	$7.89
Net asset value and offering price per class C share ($21,992,901 divided by 2,788,500 shares)**	$7.89
Net asset value, offering price and redemption price per class R share
($436,375 divided by 55,303 shares)	$7.89
Net asset value, offering price and redemption price per class R6 share
($6,109,890 divided by 773,257 shares)	$7.90
Net asset value, offering price and redemption price per class Y share
($136,347,975 divided by 17,254,127 shares)	$7.90

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of operations Year ended 2/28/23

INVESTMENT INCOME
Interest (including interest income of $623,241 from investments in affiliated issuers) (Note 5)	$26,105,862
Total investment income	26,105,862

EXPENSES
Compensation of Manager (Note 2)	2,373,648
Investor servicing fees (Note 2)	526,656
Custodian fees (Note 2)	18,099
Trustee compensation and expenses (Note 2)	18,040
Distribution fees (Note 2)	824,829
Administrative services (Note 2)	13,909
Other	350,426
Total expenses	4,125,607
Expense reduction (Note 2)	(9,721)
Net expenses	4,115,886

Net investment income	21,989,976

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(10,060,965)
Swap contracts (Note 1)	(443,426)
Total net realized loss	(10,504,391)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(9,101,433)
Swap contracts	1,014,164
Total change in net unrealized depreciation	(8,087,269)

Net loss on investments	(18,591,660)

Net increase in net assets resulting from operations	$3,398,316

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/23	Year ended 2/28/22
Operations
Net investment income	$21,989,976	$11,790,896
Net realized loss on investments	(10,504,391)	(59,341)
Change in net unrealized depreciation of investments	(8,087,269)	(5,436,290)
Net increase in net assets resulting from operations	3,398,316	6,295,265
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(12,287,325)	(6,783,073)
Class B	(58,973)	(53,732)
Class C	(1,035,805)	(493,516)
Class R	(28,551)	(15,536)
Class R6	(398,963)	(200,209)
Class Y	(8,496,215)	(4,367,311)
Increase (decrease) from capital share transactions (Note 4)	(106,094,819)	146,947,708
Total increase (decrease) in net assets	(125,002,335)	141,329,596

NET ASSETS
Beginning of year	495,754,881	354,425,285
End of year	$370,752,546	$495,754,881

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2023	$8.18	.41	(.28)	.13	(.42)	—	(.42)	$7.89	1.78	$205,018	1.03	5.14	26
February 28, 2022	8.27	.22	(.09)	.13	(.22)	—	(.22)	8.18	1.63	268,621	1.00	2.70	42
February 28, 2021	8.28	.24	(.02)	.22	(.23)	—	(.23)	8.27	2.87	220,335	1.04	2.96	32
February 29, 2020	8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	8.28	2.31	226,047	1.03	4.28	33
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
Class B
February 28, 2023	$8.17	.38	(.26)	.12	(.40)	—	(.40)	$7.89	1.70	$847	1.23	4.88	26
February 28, 2022	8.27	.20	(.09)	.11	(.21)	—	(.21)	8.17	1.30	1,534	1.20	2.45	42
February 28, 2021	8.27	.22	—[d]	.22	(.22)	—	(.22)	8.27	2.79	3,514	1.24	2.80	32
February 29, 2020	8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	8.27	1.98	6,429	1.23	4.10	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
Class C
February 28, 2023	$8.17	.35	(.27)	.08	(.36)	—	(.36)	$7.89	1.14	$21,993	1.78	4.45	26
February 28, 2022	8.27	.16	(.10)	.06	(.16)	—	(.16)	8.17	.74	24,485	1.75	1.94	42
February 28, 2021	8.27	.18	(.01)	.17	(.17)	—	(.17)	8.27	2.22	34,828	1.79	2.24	32
February 29, 2020	8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	8.27	1.42	51,058	1.78	3.54	33
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
Class R
February 28, 2023	$8.17	.39	(.27)	.12	(.40)	—	(.40)	$7.89	1.65	$436	1.28	4.95	26
February 28, 2022	8.27	.20	(.10)	.10	(.20)	—	(.20)	8.17	1.25	554	1.25	2.44	42
February 28, 2021	8.28	.22	(.02)	.20	(.21)	—	(.21)	8.27	2.61	650	1.29	2.70	32
February 29, 2020	8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	8.28	2.05	687	1.28	3.99	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
Class R6
February 28, 2023	$8.18	.43	(.26)	.17	(.45)	—	(.45)	$7.90	2.23	$6,110.70		5.49	26
February 28, 2022	8.28	.25	(.10)	.15	(.25)	—	(.25)	8.18	1.83	7,021.68		3.02	42
February 28, 2021	8.29	.26	(.01)	.25	(.26)	—	(.26)	8.28	3.23	4,994.70		3.30	32
February 29, 2020	8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	8.29	2.66	5,700.70		4.61	33
February 28, 2019*	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40
Class Y
February 28, 2023	$8.19	.42	(.27)	.15	(.44)	—	(.44)	$7.90	2.04	$136,348.78		5.32	26
February 28, 2022	8.28	.25	(.10)	.15	(.24)	—	(.24)	8.19	1.88	193,541.75		2.97	42
February 28, 2021	8.29	.26	(.02)	.24	(.25)	—	(.25)	8.28	3.13	90,104.79		3.23	32
February 29, 2020	8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	8.29	2.57	110,079.78		4.57	33
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40

* For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund 39

Notes to financial statements 2/28/23

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from March 1, 2022 through February 28, 2023.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below- investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	1.00% phased out over two years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

40 Floating Rate Income Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Floating Rate Income Fund 41

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

42 Floating Rate Income Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$11,497,590	$65,531,875	$77,029,465

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from dividends payable and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $461,856 to increase undistributed net investment income and $461,856 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$772,933
Unrealized depreciation	(14,629,550)
Net unrealized depreciation	(13,856,617)
Undistributed ordinary income	1,255,485
Capital loss carryforward	(77,029,465)
Cost for federal income tax purposes	$392,328,839

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Floating Rate Income Fund 43

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.559% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$295,350	Class R6	3,591
Class B	1,489	Class Y	196,750
Class C	28,761	Total	$526,656
Class R	715

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,721 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $335, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

44 Floating Rate Income Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$588,048
Class B	1.00%	0.45%	5,351
Class C	1.00%	1.00%	228,581
Class R	1.00%	0.50%	2,849
Total			$824,829

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,148 from the sale of class A shares and received no monies and $104 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $935 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$104,096,702	$199,391,074
U.S. government securities (Long-term)	—	—
Total	$104,096,702	$199,391,074

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class A	Shares	Amount	Shares	Amount
Shares sold	8,332,826	$66,117,550	13,969,371	$115,380,805
Shares issued in connection with
reinvestment of distributions	1,459,539	11,430,630	768,995	6,344,694
	9,792,365	77,548,180	14,738,366	121,725,499
Shares repurchased	(16,670,045)	(131,027,338)	(8,520,684)	(70,365,497)
Net increase (decrease)	(6,877,680)	$(53,479,158)	6,217,682	$51,360,002

Floating Rate Income Fund 45

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class B	Shares	Amount	Shares	Amount
Shares sold	3,055	$24,397	38,088	$314,407
Shares issued in connection with
reinvestment of distributions	7,420	58,068	6,381	52,643
	10,475	82,465	44,469	367,050
Shares repurchased	(90,777)	(718,168)	(281,650)	(2,326,026)
Net decrease	(80,302)	$(635,703)	(237,181)	$(1,958,976)

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class C	Shares	Amount	Shares	Amount
Shares sold	989,755	$7,823,291	917,438	$7,569,422
Shares issued in connection with
reinvestment of distributions	122,254	955,959	55,933	460,981
	1,112,009	8,779,250	973,371	8,030,403
Shares repurchased	(1,320,632)	(10,383,194)	(2,189,038)	(18,071,328)
Net decrease	(208,623)	$(1,603,944)	(1,215,667)	$(10,040,925)

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class R	Shares	Amount	Shares	Amount
Shares sold	45,426	$358,920	6,095	$50,312
Shares issued in connection with
reinvestment of distributions	3,633	28,404	1,883	15,533
	49,059	387,324	7,978	65,845
Shares repurchased	(61,471)	(480,997)	(18,882)	(155,916)
Net decrease	(12,412)	$(93,673)	(10,904)	$(90,071)

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	384,256	$3,073,811	590,627	$4,882,418
Shares issued in connection with
reinvestment of distributions	50,848	398,228	24,238	200,176
	435,104	3,472,039	614,865	5,082,594
Shares repurchased	(519,651)	(4,058,391)	(360,157)	(2,966,146)
Net increase (decrease)	(84,547)	$(586,352)	254,708	$2,116,448

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,544,876	$60,006,570	17,296,599	$143,036,859
Shares issued in connection with
reinvestment of distributions	969,774	7,605,273	462,325	3,817,355
	8,514,650	67,611,843	17,758,924	146,854,214
Shares repurchased	(14,904,281)	(117,307,832)	(4,994,908)	(41,292,984)
Net increase (decrease)	(6,389,631)	$(49,695,989)	12,764,016	$105,561,230

46 Floating Rate Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/22	cost	proceeds	income	of 2/28/23
Short-term investments
Putnam Short Term
Investment Fund*	$52,367,133	$174,734,902	$193,195,186	$623,241	$33,906,849
Total Short-term
investments	$52,367,133	$174,734,902	$193,195,186	$623,241	$33,906,849

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Floating Rate Income Fund 47

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $217,391, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
athenahealth, Inc.	$217,391
Totals	$217,391

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared credit default contracts (notional)	$9,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$215,650*	Payables	$—
Total		$215,650		$—

* Includes cumulative appreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(443,426)	$(443,426)
Total	$(443,426)	$(443,426)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$1,014,164	$1,014,164
Total	$1,014,164	$1,014,164

48 Floating Rate Income Fund

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.
	(clearing broker)	Total
Assets:
Centrally cleared credit default contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Centrally cleared credit default contracts§	15,489	15,489
Total Liabilities	$15,489	$15,489
Total Financial and Derivative Net Assets	$(15,489)	$(15,489)
Total collateral received (pledged)†##	$—
Net amount	$(15,489)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the table listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $872,598.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Floating Rate Income Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

50 Floating Rate Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 28, 2023, there were 105 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Floating Rate Income Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Floating Rate Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2023	$80,120	$ —	$9,334	$ —
February 28, 2022	$82,062	$ —	$8,899	$ —

For the fiscal years ended February 28, 2023 and February 28, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $251,345 and $302,319 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2023	$ —	$242,011	$ —	$ —
February 28, 2022	$ —	$293,420	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2023